EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Derek J. Jones, President, as Chief Executive Officer and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Pure Play Music, Ltd. on Form 10-KSB for the fiscal year ended December 31, 2007 that:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         (2)      That information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Pure Play Music, Ltd..

Dated: July 15, 2008

By: /s/ Derek J. Jones

Name: Derek J. Jones
Title: Chief Executive Officer
and acting Chief Financial Officer